UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2021

D8 HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39384	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Unit 1008, 10/F Champion Tower

3 Garden Road, Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 3973 5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DEH.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	DEH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DEH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 15, 2021, D8 Holdings Corp. (“D8 Holdings” or the “Company”), a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing Date (as defined below)) entered into an agreement and plan of merger, by and among D8 Holdings, Snowball Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of D8 Holdings (“Merger Sub”), Vicarious Surgical Inc. (“Vicarious Surgical”), and Adam Sachs, in his capacity as the stockholder representative (the “Stockholder Representative”) (as it may be amended and/or restated from time to time, the “Merger Agreement”).

The Merger

The Merger Agreement provides that (a) Merger Sub will merge with and into Vicarious Surgical, with Vicarious Surgical being the surviving corporation of the merger. The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.” The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing is referred to herein as the “Closing Date.”

The Domestication

At the end of the business day immediately prior to the Closing, subject to the satisfaction or waiver of the conditions of the Merger Agreement, and prior to an investment by the PIPE Investors (as defined below) the Company will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended, and the Cayman Islands Companies Act (As Revised) (the “Domestication”).

By virtue of the Domestication and subject to the satisfaction or waiver of the conditions of the Merger Agreement, including approval of the Company’s shareholders: (i) each of the then issued and outstanding Class B ordinary shares of the Company, par value $0.0001 per share (each, a “Company Class B Share”), will convert automatically, on a one-for-one basis, into a Class A ordinary share of the Company, par value $0.0001 per share (each, a “Company Class A Share”); (ii) immediately following the conversion described in clause (i), each of the then issued and outstanding Company Class A Shares will convert automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of the Company (after the Domestication) (the “Domesticated Company Class A Stock”), each of which will carry voting rights of one vote per share; (iii) each of the then issued and outstanding warrants to purchase one Company Class A Share (“Cayman Company Warrant”) will automatically become a warrant to acquire one share of Domesticated Company Class A Stock (“Domesticated Company Warrant”) pursuant to the related warrant agreement; and (iv) each of the then issued and outstanding units of the Company (the “Cayman Company Units”) shall be separated into its component parts, consisting of one share of Domesticated Company Class A Stock and one-half of one Domesticated Company Warrant.

Concurrently with the Domestication and subject to the satisfaction or waiver of the conditions of the Merger Agreement, the Company will also file (a) a certificate of incorporation with the Secretary of State of Delaware in the form attached to the Merger Agreement (the “Company Domesticated Charter”) and (b) adopt bylaws in the form attached to the Merger Agreement (the “Company Domesticated Bylaws”), to (among other things) establish a revised dual class structure with shares of Domesticated Company Class A Stock and shares of Class B common stock, par value $0.0001 per share, of the Company (after Domestication), with the same economic terms as Domesticated Company Class A Stock, but carrying increased voting rights in the form of 20 votes per share (the “Domesticated Company Class B Stock” and together with the Domesticated Company Class A Stock, the “Domesticated Company Stock”).

Consideration and Structure

Under the Merger Agreement, D8 Holdings has agreed to acquire all of the outstanding shares of common stock of Vicarious Surgical for approximately $1 billion in aggregate consideration. Vicarious Surgical stockholders (other than Adam Sachs, Barry Greene and Sammy Khalifa (the “Founders”)) will receive shares of Domesticated Company Class A Stock (valued at $10.00 per share), equal to (i) the amount of shares of Company Capital Stock (as defined in the Merger Agreement) owned by such Company Stockholder (as defined in the Merger Agreement) multiplied by (ii) the Fully Diluted Adjusted Merger Consideration (as defined by the Merger Agreement) for each share in such class of Company Capital Stock (as defined in the Merger Agreement). The Founders will receive shares of Domesticated Company Class B Stock equal to (i) the amount of shares of Company Class A Common Stock (as defined in the Merger Agreement) owned by such Founder multiplied by (ii) the Fully Diluted Adjusted Merger Consideration (as defined by the Merger Agreement) for each share of Company Class A Common Stock (as defined in the Merger Agreement).

Pursuant to the Merger Agreement, at the effective time of the Business Combination (the “Effective Time”), each outstanding option to purchase shares of Vicarious Surgical common stock (a “Vicarious Option”) that is outstanding, whether or not then vested or unvested, will be assumed by the Company and will be converted into an option to acquire Domesticated Company Class A Stock of the Company (a “Company Option”) with the same terms and conditions as applied to the Vicarious Option (as defined in the Merger Agreement) immediately prior to the Effective Time; provided that the number of shares underlying such Company Option will be determined by multiplying the number of shares of Company Capital Stock (as defined in the Merger Agreement) that are issuable upon the exercise of such Vicarious Option immediately prior to the Effective Time, by the Fully Diluted Adjusted Merger Consideration (as defined in the Merger Agreement) for such class, which product shall be rounded down to the nearest whole number of shares, at a per share exercise price determined by dividing the per share exercise price of such Vicarious Option immediately prior to the Effective Time by the Fully Diluted Adjusted Merger Consideration (as defined in the Merger Agreement) for such class, which quotient shall be rounded up to the nearest whole cent.

Pursuant to the Merger Agreement, at the Effective Time, each warrant to purchase shares of Company Capital Stock (as defined in the Merger Agreement) that is issued and outstanding prior to the Effective Time and has not been terminated pursuant to its terms will be assumed and converted into a warrant exercisable for shares of Domesticated Company Class A Stock of the Company.

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants with respect to the conduct of Vicarious Surgical and D8 Holdings and its subsidiaries prior to the Closing.

The Closing is subject to certain customary conditions, including, among other things: (i) approval by D8 Holdings’ stockholders and Vicarious Surgical’s stockholders of the Merger Agreement, the Business Combination and certain other actions related thereto, (ii) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”)，(iii) the absence of a material adverse effect with respect to Vicarious Surgical, (iv) D8 Holdings having at least $125,000,000 of cash at the Closing, consisting of cash held in the Trust Account (as defined in the Merger Agreement) after giving effect to all Parent Shareholder Redemptions, and cash received from PIPE Investors (as defined below) and (v) Domesticated Parent Stock (as defined in the Merger Agreement) being approved for listing upon the Closing the continued listing of the shares of D8 Holdings common stock on the NYSE subject only to official notice of such issuance and to the requirement to have a sufficient number of round lot holders.

The Merger Agreement may be terminated by D8 Holdings or Vicarious Surgical under certain circumstances, including, among others, (i) by mutual written agreement of D8 Holdings and Vicarious Surgical, (ii) by either D8 Holdings or Vicarious Surgical if the Closing has not occurred on or before October 15, 2021, or (iii) by D8 Holdings or Vicarious Surgical if D8 Holdings has not obtained the required approval of its shareholders at the extraordinary meeting.

The foregoing description of the Merger Agreement and the Business Combination do not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about D8 Holdings, Vicarious Surgical or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

The Company entered into subscription agreements (the “Subscription Agreements”), each dated as of April 15, 2021, with certain institutional investors (the “PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the Closing, an aggregate of 11,500,000 shares of Domesticated Company Class A Stock, at a purchase price of $10.00 per share, for aggregate consideration of $115,000,000.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Vicarious Surgical Support Agreement

In connection with and following the execution of the Merger Agreement, D8 Holdings will enter into a support agreement with Vicarious Surgical and certain Vicarious Surgical stockholders (the “Vicarious Surgical Support Agreement”), pursuant to which such Vicarious Surgical stockholders will agree, among other things, to vote (whether pursuant to a duly convened meeting of Vicarious Surgical’s stockholders or pursuant to an action by written consent) in favor of the adoption and approval of the Business Combination and any of the transactions contemplated by the Merger Agreement thereto following the time at which the Registration Statement shall have been declared effective and delivered or otherwise made available to the Vicarious Surgical stockholders.

The foregoing description of the Vicarious Surgical Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Vicarious Surgical Support Agreement, a copy of which is filed as Exhibit C to Exhibit 2.1 hereto and is incorporated by reference herein.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, the Company entered into a support agreement (the “Sponsor Support Agreement”) with D8 Holdings Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and each of the Company’s directors and officers (together with the Sponsor, the “Insiders”), pursuant to which the Insiders agreed, among other things, to vote all shares of the Subject Securities (as defined in the Sponsor Support Agreement) held by them in favor of the Business Combination, and take certain other actions in support of the Business Combination. In addition, the Company and the Insiders agreed to amend those certain letter agreements, dated as of July 14, 2020 and April 9, 2021, so that the Lock-Up Period (as defined in the Sponsor Support Agreement) applicable to the Subject Securities held by the Insiders will end on the earlier of (a) 180 days after the effective date of the Merger Agreement (the “Effective Date”) and (b) the date on which the volume weighted average closing sale price of one share of Domesticated Company Class A Stock as reported on the NYSE (or the exchange on which the shares of Domesticated Company Class A Stock are then listed) is greater than or equal to $12.00 for a period of at least 20 trading days out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Domesticated Company Class A Stock occurring on or after the Closing); provided that, the 30 day consecutive trading day period referenced above shall have commenced no earlier than 90 days after the Effective Time).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of shares of Domesticated Company Stock is incorporated by reference herein. The shares of Domesticated Company Class A Common Stock issuable in connection with the transactions contemplated by the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2021, the board of directors of the Company (the “Board”) appointed Dr. David D. Ho to the Board. Dr. Ho, who was determined to be an “independent director” as defined in the applicable rules of The New York Stock Exchange, was appointed to serve as a Class II director with a term expiring at the Company’s second annual meeting of shareholders. Dr. Ho has not yet been appointed to any committee of the Board.

David D. Ho, 68, has been employed and has served on the board of directors of Columbia University since January 2020. Dr. Ho is the Founding Scientific Director of the Aaron Diamond AIDS Research Center, where he previously served as the CEO, a director and professor at the ADARC from 1990 to December 2019. Dr. Ho is the Clyde and Helen Wu Professor of Medicine at Columbia University Irving Medical Center. Dr. Ho serves as a member of the Trustees of Caltech, and was previously a board member of the MIT Corporation for 12 years and Harvard Board of Overseers for 6 years. Dr. Ho has been at the forefront of AIDS research for 40 years, publishing over 450 papers. Dr. Ho’s studies unraveled the nature of HIV replication in vivo and revolutionized society’s basic understanding of the AIDS disease. This knowledge led Dr. Ho to champion combination antiretroviral therapy that resulted in unprecedented control of HIV in patients. Dr. Ho's research team is now devoting considerable efforts on vaccine and antibody research in order to halt or slow the spread of the AIDS epidemic. Recently, Dr. Ho has been devoting a considerable effort to develop novel strategies to diagnose, treat and prevent Covid-19 infection. Dr. Ho received his degrees from California Institute of Technology and Harvard Medical School (Harvard-MIT Health Science and Technology program). We believe that Dr. Ho is qualified to serve on our board of directors due to his management experience as a CEO and as a member of multiple boards.

On April 9, 2021, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Dr. Ho, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s Amended and Restated Memorandum and Articles of Association, against liabilities that may arise by reason of their respective service on the Board, and to advance expenses incurred as a result of any proceeding against either of them as to which either could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-239503) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on June 26, 2020 (as amended, the “Registration Statement”).

On April 9, 2021, the Company entered into a letter agreement with Dr. Ho (the “Letter Agreement”) on substantially the same terms as the form of letter agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Letter Agreement, copies of which are attached as Exhibit 10.5 to the Registration Statement and Exhibit 10.3 hereto, respectively, and are incorporated herein by reference.

Other than the foregoing, Dr. Ho is not party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 7.01. Regulation FD Disclosure.

On April 15, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, which will be used by the Company with respect to the Business Combination.

Furnished as Exhibit 99.3 hereto is a summary of certain risk factors applicable to the business combination and the business of Vicarious and the Company, which were made available to potential investors in connection with the private placement of D8’s securities.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. For the avoidance of doubt, the Company intends for this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, to satisfy the requirements of Rule 165(a) and Rule 425(a) under the Securities Act. This Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

Important Information About the Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of D8 Holdings for their consideration. D8 Holdings intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to D8 Holdings’ shareholders in connection with D8 Holdings’ solicitation for proxies for the vote by D8 Holdings’ shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Vicarious Surgical’s stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, D8 Holdings will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. D8 Holdings’ shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with D8 Holdings’ solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about D8 Holdings, Vicarious Surgical and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by D8 Holdings, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: D8 Holdings Corp., Unit 1008, 10/F Champion Tower, 3 Garden Road, Central, Hong Kong.

Participants in the Solicitation

D8 Holdings, Vicarious Surgical and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from D8 Holdings’ shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of D8 Holdings’ shareholders in connection with the proposed business combination will be set forth in D8 Holdings’ proxy statement / prospectus when it is filed with the SEC. You can find more information about D8 Holdings’ directors and executive officers in D8 Holdings’ Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), filed with the SEC on March 26, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s and Vicarious Surgical’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Vicarious Surgical’s and D8 Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Vicarious Surgical and D8 Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of D8 Holdings or Vicarious Surgical is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Vicarious Surgical; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Vicarious Surgical’s ability to manage future growth; Vicarious Surgical’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Vicarious Surgical’s future business; the amount of redemption requests made by D8 Holdings’ public shareholders; the ability of D8 Holdings or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in D8 Holdings’ Annual Report under the heading “Risk Factors,” and other documents of D8 Holdings filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Vicarious Surgical nor D8 Holdings presently know or that Vicarious Surgical and D8 Holdings currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Vicarious Surgical’s and D8 Holdings’ expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Vicarious Surgical and D8 Holdings anticipate that subsequent events and developments will cause Vicarious Surgical’s and D8 Holdings’ assessments to change. However, while Vicarious Surgical and D8 Holdings may elect to update these forward-looking statements at some point in the future, Vicarious Surgical and D8 Holdings specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Vicarious Surgical’s and D8 Holdings’ assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Merger Agreement, dated as of April 15, 2021, by and among D8 Holdings Corp., Snowball Merger Sub, Inc., and Vicarious Surgical Inc., and Adam Sachs, in his capacity as the Stockholder Representative.

10.1	Form of Subscription Agreement.

10.2	Sponsor Support Agreement, dated as of April 15, 2021, by and among D8 Sponsor LLC, each holder of Company Class B common stock, and the other parties thereto.

10.3	Letter Agreement, dated April 9, 2021, by and between the Company and David D. Ho.

99.1	Press Release, dated April 15, 2021.

99.2	Investor Presentation, dated April 15, 2021.

99.3	Summary Risk Factors.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D8 HOLDINGS CORP.

	By:	/s/ David Chu
		Name:	David Chu
		Title:	Chief Executive Officer

Date: April 15, 2021